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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                          ____________


                            FORM 8-K

                         CURRENT REPORT
                           Pursuant to
                   Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of                 February 4, 1999
earliest event reported):


                      THE VIALINK COMPANY
             (Exact Name of Registrant as Specified
                        in Its Charter)


                           Oklahoma
                       (State of Other
                       Jurisdiction of
                        Incorporation)


333-69319                                              73-1247666
(Commission File                                    (IRS Employer
Number)                                       Identification No.)



13800 Benson Road, Suite 100, Edmond,                       73013
Oklahoma
(Address of Principal Executive Offices)               (Zip Code)


                         (405) 936-2500
                (Registrant's Telephone Number,
                      Including Area Code)


                              N/A
               (Former Name or Former Address, if
                   Changed Since Last Report)

Item 5.Other Events.

          On February 4, 1999, Registrant entered into a Note Purchase Agreement (the "Note Purchase Agreement") with Hewlett-Packard Company ("HP") pursuant to which HP purchased from Registrant a $6.0 million Secured Subordinated Promissory Note (the "Note") bearing an 11.5% interest rate. Subject to shareholder approval, which approval will be solicited at the next annual meeting of shareholders of the Registrant, the Note will be exchanged for a Subordinated Secured Convertible Promissory Note ( the "Convertible Note") convertible into common stock of the Registrant at a conversion price of $7.00 per share.

          In connection with the execution of the Note, Registrant granted to HP certain demand and piggyback registration rights pursuant to a Shareholder Agreement, dated as of February 4, 1998 (the "Shareholder Agreement"), by and between Registrant and HP. In addition, pursuant to the terms of the Shareholder Agreement, HP has agreed to be subject to certain transfer restrictions on the shares that it may acquire upon conversion of the Convertible Note and certain purchase restrictions limiting its ability to acquire additional shares of common stock of the Registrant.

          Copies  of the Shareholder Agreement, the Note Purchase
Agreement, the Note and the Security Agreement, dated as of February 4, 1999, by and between Registrant and HP, are attached hereto as exhibits 4.1, 10.1, 10.2 and 10.3, respectively.

Item 7.Financial Statements and Exhibits.

          (c)         Exhibits.

               4.1  Shareholder  Agreement, dated as of  February
                    4,   1999,  by  and  between  Registrant  and
                    Hewlett-Packard Company

               10.  Note   Purchase  Agreement,   dated   as   of
                 1 February 4, 1999, by and between Registrant and Hewlett-Packard Company

               10.  Secured  Subordinated Promissory Note,  dated
                 2  February   4,  1999,  in  favor  of  Hewlett-
                    Packard Company

               10.  Security  Agreement, dated as of February  4,
                 3  1999,  by and between Registrant and Hewlett-
                    Packard Company

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE VIALINK COMPANY



Dated:  March 2, 1999     By:       /s/ Lewis B. Kilbourne
                                    Lewis B. Kilbourne
                                    Chief Executive Officer



                          EXHIBIT INDEX


Exhibit No.           Description of Exhibit

4.1                   Shareholder   Agreement,   dated   as    of
                      February   4,   1999,   by   and    between
                      Registrant and Hewlett-Packard Company

10.1                  Note   Purchase  Agreement,  dated  as   of
                      February   4,   1999,   by   and    between
                      Registrant and Hewlett-Packard Company

10.2                  Secured   Subordinated   Promissory   Note,
                      dated   February  4,  1999,  in  favor   of
                      Hewlett-Packard Company

10.3                  Security  Agreement, dated as  of  February
                      4, 1999, by and between Registrant and Hewlett-Packard Company